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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08007
                                  ----------------------------------------------
Levco Series Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
One Rockefeller Plaza, 25th Floor, New York, New York                    10020
--------------------------------------------------------------------------------
              (Address of principal executive offices)                (Zip code)

LEVCO Series Trust, One Rockefeller Plaza, 25th Floor, New York, New York  10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 332-8400
                                                   -----------------------------

Date of fiscal year end:     December 31
                         --------------------

Date of reporting period:    June 30, 2005
                         --------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2005

                            LEVCO EQUITY VALUE FUND
                        (a series of LEVCO Series Trust)
                             One Rockefeller Plaza
                            New York, New York 10020

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder,

For the six-month period ended June 30, 2005, the Class A shares of the Levco Equity Value Fund declined 0.80%, generally performing in-line with the broad stock market as represented by the S&P 500(R) Index(1), which declined 0.81% for this period. The Fund is not specifically managed to track index returns; however we look at the Russell 1000(R) Value Index(2) as a benchmark that reflects our value-oriented investment style. For the first half of 2005, the Fund trailed the Russell 1000(R) Value Index's return of 1.76%. We hope the following discussion regarding the Fund's recent performance will give you insight into our management strategy.

MARKET & ECONOMIC REVIEW

In the first quarter of 2005, the equity markets took a pause after two years of strong performance. As broad indices gave back some of their recent gains in an overall choppy market, investors appeared cautious despite a variety of positive economic signals. The only bright sector of the market was in energy-related securities, including integrated oil and energy service companies, which achieved solid double-digit returns. The U.S. economy appeared to be growing steadily and manufacturing activity and employment statistics suggested that growth would continue in 2005. Companies continued to focus on debt reduction, productivity enhancements and business restructuring, and a steady flow of large merger & acquisition deals were announced during the quarter. Despite these positive indicators, oil prices surged throughout the quarter, raising fears of inflationary pressures and creating potential headwinds to consumer spending as well as corporate profits.

The equity markets were range-bound throughout most of the second quarter, and broad market indices finished the period with low-to-mid single digit positive returns. Oil prices continued to dominate the equity markets and reached new record highs. While the core Consumer Price Index (excluding energy and food) remained relatively low and most sectors of the U.S. economy grew at a healthy pace, there were indications of mounting pressures caused by the increase in energy prices, most notably in certain segments of the retail sector, as consumers reallocated their budgets to compensate for higher gas prices. Corporate earnings growth remained solidly positive, albeit with expectations of a deceleration, and merger & acquisition activity continued to flourish, providing incremental support to the equity markets. Additionally, through its measured and transparent approach to raising short-term interest rates, the Federal Reserve appears to have managed thus far to combat the specter of inflation without stifling economic growth. However, risks remain. Long-term rates remain stubbornly low due to a combination of aggressive bank lending, excess liquidity remaining from the Fed's earlier stimulus policies and continued inflows of global savings into the U.S. where demand for credit remains strong. As a result, concerns continue to build over potentially excessive consumer borrowing and the end to a speculative real estate bubble that is being fueled by low interest rates.

FUND REVIEW(3)

For the six-month period ended June 30, 2005, the Class A shares of the Levco Equity Value Fund declined 0.80%, almost mirroring the S&P 500(R) Index's decline of 0.81%, and underperforming the Russell 1000(R) Value Index's return of 1.76%.

Among the top contributors to the Fund were Unocal, Exxon Mobil and Apache. All three issues, like many others companies within the oil and energy sectors, benefited from rising oil and energy prices. Federated Department Stores also contributed significantly to performance due to strong luxury retail sales during this period. Lockheed Martin experienced solid gains on continued defense spending, and was recently awarded several key government contracts. Rounding out the top performing issues were PG&E and Entergy, both utility companies that

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

continued to do well in an environment of sustained low interest rates and improving regulatory stability.

The Financial Services sector substantially detracted from overall performance, due to an underexposure to Real Estate Investment Trusts and multi-line insurance companies as well as stock selection. Bank of New York retracted due to expense control issues, and AIG continued to decline in connection with legal/regulatory inquires that led to the departure of its CEO. Ongoing weak demand in the Technology sector also contributed negatively to the portfolio, with IBM and Accenture both experiencing a reduction in revenues resulting from fewer than expected IT consulting contracts. News Corp. performed poorly due to a combination of declining advertising revenues, the buyout of its subsidiary Fox Entertainment Group, and pressures surrounding the company's reincorporation in the United States. Tyco suffered after the company announced lower guidance for earnings and cash flow in the wake of increased commodity costs and anticipated weakness across multiple business divisions. Finally, International Paper and Dow Chemical were among the companies severely impacted as the materials sector continued to encounter demand weakness and low prices.

CONCLUSION

Following two strong years of market returns, it is not surprising that broad indices have generally moved within a fairly narrow range throughout the six-month period. Nevertheless, many equities did advance during the past quarter, buoyed by continued growth of the U.S. economy, even as signs are emerging that growth in corporate profits is slowing. Looking ahead, we see a wide range of variables that could have a significant impact on equity market performance. While the U.S. economy remains strong, competitive threats from abroad and the potential effects of a slowdown of real estate valuations are legitimate causes for concern. The Fed continues to face a significant challenge, seeking to balance its desire to tighten the money supply and control inflation by raising rates with the risk of stalling economic growth. While many commodity prices reversed during the second quarter, energy prices remain volatile.

Our current focus is on companies with name brands and global franchises that we believe are attractively valued on a cash flow basis and have strong balance sheets. We are attracted to companies that are temporarily out of favor, facing short term challenges or that have lagged their peers, yet our research indicates they have the necessary fundamental qualities that we believe will result in a strengthened company. We especially favor situations with specific identifiable catalysts.

We believe that careful stock selection, based on the thoughtful consideration of many variables, will remain an essential element to achieving good results in the coming months. We are committed to fostering collaboration among investment professionals across the firm, and believe this unique aspect of our process enhances new idea generation, strengthens our analysis and supports our efforts on behalf of all clients.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

We thank you for your investment in the Levco Equity Value Fund, and we look forward to continuing to work with you in the future.

/s/ John A. Levin
John A. Levin
Chief Executive Officer
John A. Levin & Co., Inc.

/s/ Philip W. Friedman
Philip W. Friedman
Senior Portfolio Manager
John A. Levin & Co., Inc.

/s/ John (Jack) W. Murphy
John (Jack) W. Murphy
Senior Portfolio Manager
John A. Levin & Co., Inc.

--------------------------------------------------------------------------------

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the views of the portfolio manager(s) are as of June 30, 2005, and are subject to change.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

(1) The Standard & Poor's 500(R) Index ("S&P 500(R) Index") consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its market value. Construction of the S&P 500(R) Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small market capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Russell 1000(R) Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(3) Additional information about the securities referred to in the letter can be found in the Schedule of Portfolio Investments. Portfolio subject to change.

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES OF VARIABLE ANNUITY/LIFE CONTRACTS OR QUALIFIED PLANS.

    Class I shares are available only to qualified pension and retirement plans ("Qualified Plans"). Class A shares of the Fund are available only to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges and fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding its costs and benefits.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                        AS OF JUNE 30, 2005 (UNAUDITED)

PIE CHART

                       MATERIALS                                                                      SHORT-
PRODUCER                   &          CONSUMER                               OTHER     INTEGRATED      TERM
DURABLES               PROCESSING   DISCRETIONARY   HEALTHCARE    OTHER      ENERGY       OILS      INVESTMENTS   TECHNOLOGY
--------               ----------   -------------   ----------    -----      ------    ----------   -----------   ----------
8.8%                      3.9%           10%           5.9%        9.6%       4.1%        8.9%         1.1%          9.7%

                                                             OTHER
                                                            ASSETS
                                                              IN
                                                            EXCESS
                       CONSUMER               FINANCIAL       OF
                       STAPLES    UTILITIES   SERVICES    LIABILITIES
                       --------   ---------   ---------   -----------
                         7.8%       7.6%         22%         0.6%

---------------

 *Percentages based on net assets. Portfolio subject to change.

                            LEVCO EQUITY VALUE FUND

                  TOP TEN EQUITY HOLDINGS* AS OF JUNE 30, 2005
--------------------------------------------------------------------------------

BANK OF AMERICA CORP. (4.0%)

Bank of America is a bank holding company and a financial holding company. The company provides a diversified range of banking and non-banking financial services and products both domestically and internationally. The company provides consumer and commercial banking, asset management, global corporate and investment banking, and equity investments.

CITIGROUP, INC. (3.8%)

Citigroup is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The company's services include investment banking, retail brokerage, corporate banking and cash management products and services.

EXXON MOBIL CORP. (3.5%)

Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubricants and chemicals.

GENERAL ELECTRIC CO. (3.3%)

General Electric develops, manufactures and markets products for the generation, distribution, and utilization of electricity. Through General Electric Capital Services, Inc., the company offers a variety of financial services including mutual fund management, financing, asset management and insurance; it also owns the National Broadcasting Company (NBC).

NORTHROP GRUMMAN CORP. (3.1%)

Northrop Grumman Corporation (NGC) provides technological products, services, and solutions in defense and commercial electronics, nuclear and non-nuclear shipbuilding, information technology, mission systems, systems integration, and space technology primarily in the United States. The company designs, develops, and manufactures various defense electronics and systems, including airborne radar systems, secondary surveillance systems, inertial navigation systems and sensors, electronic warfare systems, precision weapons, air traffic control systems, air defense systems, communications systems, space systems, marine systems, oceanic and naval systems, integrated avionics systems, and automation and information systems.

BP P.L.C. (2.6%)

BP is an oil company with four main businesses: Exploration and Production includes oil and natural gas exploration and field development and production, together with pipeline transportation and natural gas processing. Gas, Power and Renewables activities include marketing and trading of natural gas, natural gas liquid, new market development, liquefied natural gas and solar renewables. The activities of Refining and Marketing include oil supply and trading.

TYCO INTERNATIONAL, LTD. (2.6%)

Tyco is a diversified manufacturing and service company that, through its subsidiaries, designs, manufactures, installs, monitors and services electronic security and fire protection systems; designs, manufactures and distributes electrical and electronic components; designs, manufactures and distributes medical devices and supplies, imaging agents, pharmaceuticals and adult incontinence and infant care products; designs, manufactures distributes and services engineered products, including industrial valves and controls; designs, manufactures and distributes plastic products, adhesives and films.

                            LEVCO EQUITY VALUE FUND

--------------------------------------------------------------------------------

KONINKLIJKE PHILIPS ELECTRONICS NV (2.5%)

Koninklijke Philips Electronics NV provides products, systems, and services in the fields of medical systems, domestic appliances and personal care, consumer electronics, lighting, and semiconductors worldwide.

TEXTRON, INC. (2.3%)

Textron, Inc., a multiindustry company, provides solutions principally to the aircraft industry. It operates through five segments: Bell, Cessna, Fastening Systems, Industrial, and Finance. It also manufactures powered equipment, electrical test and measurement instruments, hand and hydraulic powered tools, and electrical and fiber optic connectors, which are used in the electrical construction and maintenance, telecommunications, and plumbing industries.

JPMORGAN CHASE & CO. (2.3%)

JPMorgan Chase & Co. is a holding company with operations in more than 50 countries. The firm engages in activities such as investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management and private equity.

---------------

 *Percentage of net assets. Portfolio is subject to change.

                            LEVCO EQUITY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                                 JUNE 30, 2005

                                  (UNAUDITED)
--------------------------------------------------------------------------------

                         SECURITY
SHARES                  DESCRIPTION                   VALUE
--------------------------------------------------------------
COMMON STOCKS: 98.3%
CONSUMER DISCRETIONARY: 10.0%
  5,100   Clear Channel Communications, Inc.       $   157,743
 10,050   EchoStar Communications Corp.                303,008
  6,200   Federated Department Stores, Inc.            454,336
 18,900   Home Depot, Inc.                             735,209
 10,737   Limited Brands, Inc.                         229,987
 45,896   News Corp. (Class A)                         742,596
 10,600   Time Warner, Inc.*                           177,126
  7,150   Viacom, Inc. (Class B)                       228,943
  5,700   Wal-Mart Stores, Inc.                        274,740
                                                   -----------
                                                     3,303,688
                                                   -----------
CONSUMER STAPLES: 7.8%
  9,700   Altria Group, Inc.                           627,202
  6,400   Colgate-Palmolive Co.                        319,424
 10,600   Diageo p.l.c. (ADR)                          628,580
  5,000   General Mills, Inc.                          233,950
  6,050   PepsiCo, Inc.                                326,277
  8,200   Procter & Gamble Co.                         432,550
                                                   -----------
                                                     2,567,983
                                                   -----------
FINANCIAL SERVICES: 22.0%
  1,550   American International Group, Inc.            90,055
 28,572   Bank of America Corp.                      1,303,168
 25,400   Bank of New York Co., Inc.                   731,012
 26,950   Citigroup, Inc.                            1,245,899
  6,400   Freddie Mac                                  417,472
 21,700   JPMorgan Chase & Co.                         766,444
 13,250   MBNA Corp.                                   346,620
  4,500   Merrill Lynch & Co., Inc.                    247,545
  8,300   Nuveen Investments, Inc. (Class A)           312,246
 23,837   U.S. Bancorp                                 696,040
 10,700   Wachovia Corp.                               530,720
  9,050   Wells Fargo & Co.                            557,299
                                                   -----------
                                                     7,244,520
                                                   -----------
HEALTHCARE: 5.9%
  5,200   Johnson & Johnson                            338,000
 27,100   Pfizer, Inc.                                 747,418
  2,300   Wellpoint, Inc.*                             160,172
 15,850   Wyeth                                        705,325
                                                   -----------
                                                     1,950,915
                                                   -----------

                         SECURITY
SHARES                  DESCRIPTION                   VALUE
--------------------------------------------------------------
INTEGRATED OILS: 8.9%
 13,600   BP p.l.c. (ADR)                          $   848,368
  8,300   ChevronTexaco Corp.                          464,136
 20,000   Exxon Mobil Corp.                          1,149,400
  7,200   Unocal Corp.                                 468,360
                                                   -----------
                                                     2,930,264
                                                   -----------
MATERIALS & PROCESSING: 3.9%
 14,400   Dow Chemical Co.                             641,232
  9,000   Georgia-Pacific Corp.                        286,200
  4,900   International Paper Co.                      148,029
  3,100   PPG Industries, Inc.                         194,556
                                                   -----------
                                                     1,270,017
                                                   -----------
OTHER: 9.6%
 31,350   General Electric Co.                       1,086,277
 11,950   Honeywell International, Inc.                437,729
    200   ITT Industries, Inc.                          19,526
 10,200   Textron, Inc.                                773,670
 28,850   Tyco International Ltd.                      842,420
                                                   -----------
                                                     3,159,622
                                                   -----------
OTHER ENERGY: 4.1%
  9,100   Apache Corp.                                 587,860
  4,700   Cooper Cameron Corp.*                        291,635
 25,450   Williams Cos., Inc.                          483,550
                                                   -----------
                                                     1,363,045
                                                   -----------
PRODUCER DURABLES: 8.8%
 14,700   Agilent Technologies, Inc.*                  338,394
  4,150   Emerson Electric Corp.                       259,915
  7,350   Lockheed Martin Corp.                        476,795
 18,300   Northrop Grumman Corp.                     1,011,074
  4,100   Pitney Bowes, Inc.                           178,555
  4,900   Thermo Electron Corp.*                       131,663
 10,100   United Technologies Corp.                    518,635
                                                   -----------
                                                     2,915,031
                                                   -----------

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                                 JUNE 30, 2005

                            (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                         SECURITY
SHARES                  DESCRIPTION                   VALUE
--------------------------------------------------------------
TECHNOLOGY: 9.7%
 30,000   Accenture Ltd.*                          $   680,100
 17,300   Cisco Systems, Inc.*                         330,603
  8,300   Hewlett-Packard Co.                          195,133
  4,700   International Business Machines Corp.        348,740
 32,582   Koninklijke Philips Electronics NV
            (ADR)                                      820,741
 26,800   Microsoft Corp.                              665,712
  5,500   Texas Instruments, Inc.                      154,385
                                                   -----------
                                                     3,195,414
                                                   -----------
UTILITIES: 7.6%
  7,650   Entergy Corp.                                577,958
  4,800   Exelon Corp.                                 246,384
 17,850   PG&E Corp.                                   670,089
 21,300   SBC Communications, Inc.                     505,875
 14,400   Verizon Communications, Inc.                 497,520
                                                   -----------
                                                     2,497,826
                                                   -----------
TOTAL COMMON STOCKS                                 32,398,325
                                                   -----------

SHORT-TERM INVESTMENTS: 1.1%
378,203   BBH Grand Cayman, 2.55%, 7/1/05              378,203
                                                   -----------
TOTAL SHORT-TERM INVESTMENTS                           378,203
                                                   -----------
TOTAL INVESTMENTS
(COST $30,789,047) (a) -- 99.4%                     32,776,528
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%          199,473
                                                   -----------
NET ASSETS -- 100.0%                               $32,976,001
                                                   ===========

---------------

 *  Non-income producing security.

ADR -- American Depositary Receipt

(a) Represents cost for financial reporting purposes.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
  Investments, at value (cost $30,789,047 ) (Note 1)........   $32,776,528
  Interest and dividends receivable.........................        42,461
  Receivable for investments sold...........................       267,247
  Receivable from adviser...................................        67,390
  Prepaid expenses and other assets.........................        20,098
                                                               -----------
    Total Assets............................................    33,173,724
                                                               -----------
LIABILITIES:
  Payable for investments purchased.........................       142,851
  Accrued expenses and other payables:
    Investment advisory fees................................        50,206
    Other...................................................         4,666
                                                               -----------
      Total Liabilities.....................................       197,723
                                                               -----------
NET ASSETS:
  Paid-in capital...........................................    30,116,100
  Accumulated net investment income.........................       210,700
  Accumulated net realized gains from investment
    transactions............................................       661,720
  Unrealized appreciation on investments....................     1,987,481
                                                               -----------
    Net Assets..............................................   $32,976,001
                                                               ===========
NET ASSETS:
  Class A Shares............................................   $28,369,579
  Class I Shares............................................     4,606,422
                                                               -----------
                                                               $32,976,001
                                                               ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER OF SHARES AUTHORIZED, PAR VALUE OF
  $0.001):
  Class A Shares............................................     2,543,937
  Class I Shares............................................       412,856
                                                               -----------
                                                                 2,956,793
                                                               ===========
NET ASSET VALUE -- REDEMPTION AND OFFERING PRICE PER SHARE:
  Class A Shares............................................   $     11.15
                                                               ===========
  Class I Shares............................................   $     11.16
                                                               ===========

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME (NOTE 1):
  Dividend income...........................................                    $365,824
  Interest income...........................................                       4,684
                                                                             -----------
    Total Income............................................                     370,508
                                                                             -----------
EXPENSES:
  Investment advisory fees (Note 2).........................   $   100,307
  Fund accounting, transfer agent and administrative fees
    (Note 2)................................................        47,847
  Sub-transfer agent fee -- Class I Shares..................            57
  Professional fees.........................................        95,155
  Insurance expense.........................................        18,506
  Trustees' fees............................................        20,336
  Other expenses............................................        27,862
                                                               -----------
    Total expenses..........................................       310,070
    Less: Reimbursement from Adviser........................      (130,293)
                                                               -----------
    Net Expenses............................................                     179,777
                                                                             -----------
Net Investment Income.......................................                     190,731
                                                                             -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains from investment transactions...........                     574,844
  Change in unrealized appreciation/depreciation of
    investments.............................................                  (1,015,539)
                                                                             -----------
  Net realized and unrealized losses on investments.........                    (440,695)
                                                                             -----------
Change in net assets resulting from operations..............                 $  (249,964)
                                                                             ===========

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE             FOR THE
                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2005     DECEMBER 31, 2004*
                                                              ----------------   ------------------
                                                                (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $   190,731         $   417,410
  Realized gains from investment transactions...............        574,844           4,518,515
  Change in unrealized appreciation/depreciation of
    investments.............................................     (1,015,539)           (707,729)
                                                                -----------         -----------
  Change in net assets resulting from operations............       (249,964)          4,228,196
                                                                -----------         -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................             --            (465,834)
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
  From net investment income................................             --             (52,447)
                                                                -----------         -----------
Change in net assets from shareholder distributions.........             --            (518,281)
                                                                -----------         -----------
Change in net assets from capital transactions..............         76,737          (1,323,644)
                                                                -----------         -----------
Change in net assets........................................       (173,227)          2,386,271
NET ASSETS:
  Beginning of period.......................................     33,149,228          30,762,957
                                                                -----------         -----------
  End of period.............................................    $32,976,001         $33,149,228
                                                                ===========         ===========
Undistributed net investment income.........................    $   210,700         $    19,969
                                                                ===========         ===========

---------------

* Represents the period from June 17, 2004 (date of commencement of operations) to December 31, 2004 for Class I Shares.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED -- CAPITAL TRANSACTIONS

                                                                  FOR THE             FOR THE
                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2005     DECEMBER 31, 2004*
                                                              ----------------   ------------------
                                                                (UNAUDITED)
CAPITAL TRANSACTIONS:
Class A Shares
  Proceeds from shares issued...............................     $     482          $  8,316,383
  Dividends reinvested......................................            --               465,834
  Cost of shares redeemed...................................      (176,012)          (14,133,722)
                                                                 ---------          ------------
    Total Class A shares....................................      (175,530)           (5,351,505)
                                                                 ---------          ------------
Class I Shares
  Proceeds from shares issued...............................       258,441             3,979,483
  Dividends reinvested......................................            --                52,447
  Cost of shares redeemed...................................        (6,174)               (4,069)
                                                                 ---------          ------------
    Total Class I shares....................................       252,267             4,027,861
                                                                 ---------          ------------
Net increase (decrease) from capital transactions...........     $  76,737          $ (1,323,644)
                                                                 =========          ============
SHARE TRANSACTIONS:
Class A Shares
  Issued....................................................            43               810,262
  Reinvested................................................            --                42,802
  Redeemed..................................................       (15,899)           (1,357,498)
                                                                 ---------          ------------
    Total Class A shares....................................       (15,856)             (504,434)
                                                                 ---------          ------------
Class I Shares
  Issued....................................................        23,092               386,040
  Reinvested................................................            --                 4,683
  Redeemed..................................................          (560)                 (399)
                                                                 ---------          ------------
    Total Class I shares....................................        22,532               390,324
                                                                 ---------          ------------
Net increase (decrease) from share transactions.............         6,676              (114,110)
                                                                 =========          ============

---------------

* Represents the period from June 17, 2004 (date of commencement of operations) to December 31, 2004 for Class I Shares.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  FOR THE
                                                SIX MONTHS                  FOR THE YEARS ENDED DECEMBER 31,
                                                   ENDED         -------------------------------------------------------
                                               JUNE 30, 2005      2004        2003        2002        2001        2000
                                               -------------     -------     -------     -------     -------     -------
                                                (UNAUDITED)
CLASS A SHARES
Net Asset Value, Beginning of Period.........     $ 11.24        $ 10.04     $  7.91     $ 11.03     $ 12.22     $ 11.65
                                                  -------        -------     -------     -------     -------     -------
Investment Activities:
  Net investment income......................        0.06           0.13(/\) 0.06       0.07        0.09        0.10
  Net realized and unrealized gains
    (losses).................................       (0.15)          1.25        2.17       (3.19)      (0.74)       1.76
                                                  -------        -------     -------     -------     -------     -------
    Total from Investment Activities.........       (0.09)          1.38        2.23       (3.12)      (0.65)       1.86
                                                  -------        -------     -------     -------     -------     -------
Distributions:
  Net investment income......................          --          (0.18)      (0.07)      (0.01)      (0.09)      (0.10)
  Net realized gains.........................          --             --       (0.03)         --       (0.45)      (1.18)
  In excess of net realized gains............          --             --          --          --          --       (0.01)
                                                  -------        -------     -------     -------     -------     -------
    Total Distributions......................          --          (0.18)      (0.10)      (0.01)      (0.54)      (1.29)
                                                  -------        -------     -------     -------     -------     -------
Capital Contributions........................          --             --          --        0.01(a)       --          --
                                                  -------        -------     -------     -------     -------     -------
Net Asset Value, End of Period...............     $ 11.15        $ 11.24     $ 10.04     $  7.91     $ 11.03     $ 12.22
                                                  =======        =======     =======     =======     =======     =======
Total Return.................................       (0.80)%(b)     13.76%      28.57%     (28.22)%     (5.30)%     15.99%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period ('000s)........     $28,370        $28,761     $30,763     $18,278     $24,227     $33,380
  Ratio of net expenses to average net
    assets...................................        1.10%(c)       1.10%       1.10%       1.27%(a)    1.10%       1.10%
  Ratio of net investment income to average
    net assets...............................        1.17%(c)       1.28%       0.96%       0.73%(a)    0.73%       0.78%
  Ratio of expenses to average net assets*...        1.90%(c)       1.93%       2.22%       1.83%(a)    1.53%       1.37%
  Portfolio turnover(+)......................          27%           108%         95%         50%         44%         64%

---------------

(/\)    Average shares method used in calculation.
 *      During various periods, certain fees were reduced. The
        ratios shown do not include these fee reductions.
(+)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)     The Advisor contributed capital to the Fund for estimated
        income tax expenses incurred by the Fund. The expense ratios and net investment income ratio were increased by 0.17% and decreased by 0.17%, respectively. As a result of the
        Adviser's capital contribution, there was no impact to the
        Fund's net assets or total return for 2002. The amount by
        which the net expense ratio of 1.27% exceeds the expense
        limitation of 1.10% relates to the estimated income tax
        expense which has been absorbed by the Adviser through the capital contribution.
(b)     Not annualized.
(c)     Annualized.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  FOR THE              FOR THE
                                                              SIX MONTHS ENDED       PERIOD ENDED
                                                               JUNE 30, 2005     DECEMBER 31, 2004(a)
                                                              ----------------   --------------------
                                                                (UNAUDITED)
CLASS I SHARES
Net Asset Value, Beginning of Period........................       $11.24               $10.30
                                                                   ------               ------
Investment Activities:
  Net investment income.....................................         0.06                 0.10(/\)
  Net realized and unrealized gains.........................        (0.14)                0.98
                                                                   ------               ------
    Total from Investment Activities........................        (0.08)                1.08
                                                                   ------               ------
Distributions:
  Net investment income.....................................           --                (0.14)
                                                                   ------               ------
    Total Distributions.....................................           --                (0.14)
                                                                   ------               ------
Net Asset Value, End of Period..............................       $11.16               $11.24
                                                                   ======               ======
Total Return................................................        (0.71)%(b)           10.45%(b)
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period ('000s).......................       $4,606               $4,388
  Ratio of net expenses to average net assets...............         1.10%(c)             1.10%(c)
  Ratio of net investment income to average net assets......         1.17%(c)             1.67%(c)
  Ratio of expenses to average net assets*..................         1.90%(c)             2.47%(c)
  Portfolio turnover(+).....................................           27%                 108%

---------------

(/\)    Average shares method used in calculation.
 *      During the period, certain fees were reduced. The ratio
        shown does not include these fee reductions.
(+)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)     Represents the period from June 17, 2004 (date of
        commencement of operations) to December 31, 2004.
(b)     Not annualized.
(c)     Annualized.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES -- The Levco Equity Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. Class A Shares of the Fund commenced operations on August 4, 1997. Class I Shares of the Fund commenced operations on June 17, 2004. Each class of shares has the same rights and privileges. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

A. SECURITY VALUATION -- Securities traded on a national exchange are valued at the last sales price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by procedures approved by the Board of Trustees. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account.

B. SECURITIES TRANSACTIONS AND RELATED INCOME -- For financial reporting purposes, securities transactions are accounted for on the trade date. At all other times, the Trust's securities transactions are booked on a trade date plus one business day basis (which does not differ materially from trade date basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

C. OTHER -- Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as sub-transfer agent fees.

D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders, if any, are recorded on the ex-dividend date and are declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with United States generally accepted accounting principles. To the extent these differences are permanent, reclassifications are made to the ap-

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2005 (UNAUDITED)

propriate equity account in the period the difference arises.

E. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTE 2 -- AGREEMENTS AND AFFILIATES -- John A. Levin & Co., Inc. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 0.75% of the Fund's average daily net assets up to $15 million and 0.50% of the Fund's average daily net assets over $15 million. The Adviser has agreed to voluntarily limit expenses of the Fund to 1.10% of average daily net assets, except interest, taxes, brokerage commissions and extraordinary expenses for the six months ended June 30, 2005. The Adviser reserves the right to discontinue the voluntary reimbursement at any time. Certain officers and trustees of the Trust are officers of the Adviser. The Adviser also provides an employee to serve the Fund as Chief Compliance Officer. The Adviser absorbs all compensation and out-of-pocket expenses relating to such employee's activities as Chief Compliance Officer.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Trust as Fund Accountant, Transfer Agent and Administrator. Pursuant to the Agreement between BISYS Ohio and the Trust, BISYS Ohio receives a fee for its services based on a percentage of the average daily net assets of the Fund, subject to a minimum per annum, plus out of pocket charges. BISYS Ohio is a subsidiary of The BISYS Group, Inc.

The Vanguard Group, Inc. ("Vanguard") serves as sub-transfer agent of the Fund. Vanguard receives orders for the purchases and redemptions by certain Qualified Plans of Class I shares. For providing these services, Vanguard receives a quarterly fee calculated at the annual rate of 0.25% of the Fund's average daily net assets attributable to Qualified Plans serviced by Vanguard.

NOTE 3 -- INVESTMENTS -- Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $8,980,276 and $8,649,259, respectively, for the six months ended June 30, 2005. For federal income tax purposes, the identified cost of investments owned at June 30, 2005 was substantially the same as the cost for financial reporting purposes. As of June 30, 2005, net unrealized appreciation for federal income tax purposes aggregated $1,987,481 of which $2,881,921 related to appreciated securities and $894,440 related to depreciated securities.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

                                EXPENSE EXAMPLES

As a shareholder of the Levco Equity Value Fund, you incur two types of costs:
(1) transaction costs, including insurance contract charges; (2) ongoing costs, including management fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Levco Equity Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                BEGINNING        ENDING         EXPENSE PAID      EXPENSE RATIO
                                                              ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*     DURING PERIOD
                                                                 1/1/05          6/30/05      1/1/05 - 6/30/05   1/1/05 - 6/30/05
                                                              -------------   -------------   ----------------   ----------------
Levco Equity Value Fund....................  Class A Shares     $1,000.00        $992.00           $5.43               1.10%
                                             Class I Shares      1,000.00         992.90            5.44               1.10%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Levco Equity Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                BEGINNING        ENDING         EXPENSE PAID      EXPENSE RATIO
                                                              ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*     DURING PERIOD
                                                                 1/1/05          6/30/05      1/1/05 - 6/30/05   1/1/05 - 6/30/05
                                                              -------------   -------------   ----------------   ----------------
Levco Equity Value Fund....................  Class A Shares     $1,000.00       $1,019.34          $5.51               1.10%
                                             Class I Shares      1,000.00        1,019.34           5.51               1.10%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)

                       RENEWAL OF THE ADVISORY AGREEMENT

The Fund's advisory agreement with the Adviser is subject to annual approval by the Fund's Board of Trustees, including its independent trustees. At a meeting on April 20, 2005, the Board (the "Board"), including the independent trustees, unanimously approved the continuance of the investment advisory agreement. Their approval process and their considerations and conclusions are as follows:

The Board of Trustees evaluates the performance of the Adviser throughout the year as part of the Board's oversight function, including review of the Adviser's investment performance at quarterly Board meetings. In anticipation of the annual formal agreement continuance process, independent counsel, on behalf of the Fund's independent trustees, requested detailed information from the Adviser, and the Adviser provided extensive responses, including performance information on and expense ratios of comparable funds prepared by Lipper Inc., an independent provider of investment company data. In addition, Fund counsel furnished the independent trustees with a memorandum discussing their duties and review standards in connection with continuance of the advisory agreements. Prior to approval of continuance of the agreements, the independent trustees discussed the information provided among themselves, including with their independent counsel. The independent trustees also considered the information about management received during the year from the Fund's independent auditors.

NATURE, EXTENT AND QUALITY OF ADVISORY SERVICES, INCLUDING INVESTMENT PERFORMANCE -- The Board considered that the Adviser manages the Fund as provided in the investment advisory agreement in accordance with the Fund's investment objective, policies, guidelines and limitations and provides the Fund with officers, office space and technology and operational support. The Board reviewed the qualifications and experience of the Adviser's portfolio management, research and other personnel involved in providing services to the Fund. The independent trustees also took into account their ongoing observations as to the quality of the services being provided by the Adviser to the Fund.

With respect to investment performance of the Fund, the independent trustees focused on its performance relative to its benchmark and comparable funds and noted that the Fund's performance had improved since 2002. The independent trustees discussed and were advised of the Adviser's commitment to generating superior performance for the Fund's shareholders. The independent trustees concluded that the services provided by the Adviser and the Fund's performance warranted continuance of the advisory agreement.

ADVISORY FEES AND EXPENSES, INCLUDING ECONOMIES OF SCALE -- The Board also considered the Fund's annual advisory fee of 0.75% of average daily net assets up to $15 million and 0.50% in excess of $15 million. Their consideration included a review of the fees in the context of the Fund's overall expenses (1.10% as a result of the Adviser's fee cap on ordinary expenses), as well as a comparison of the advisory fees and overall expense ratios to comparable funds selected by Lipper, Inc. The Board recognized that it is difficult to compare advisory fees from fund to fund because the expense structures vary with the size and structure of different fund organizations and the services provided. The Board also noted the fees charged by the Adviser to other types of accounts (i.e., non mutual funds). In addition, the Board took into account that in April 2004 the advisory agreement had been amended, at the Adviser's recommendation, to reduce the fee to its current rate.

The independent trustees noted that the Fund's contractual advisory fee rate was satisfactory compared to the contractual rate of comparable funds and also considered that, as a result of the Adviser's fee cap, the entire advisory fee was being waived. The Fund's overall expense ratio also remained within the range of other funds.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)

With regard to economies of scale, the trustees noted that economies of scale are realized when a fund's assets increase significantly. Although the Fund's net assets had grown since inception, the Fund had not reached an appropriate size to support incremental fee reductions based on economies of scale realized by the Adviser. The independent trustees indicated that, under current circumstances, fees and expenses continued to be acceptable in light of the services provided.

COSTS AND PROFITABILITY TO THE ADVISER -- In reviewing profitability realized by the Adviser, the trustees considered the Adviser's financial information, including information relating to its costs and profitability, as furnished by the Adviser, as well as discussions with the Adviser as to indirect benefits to the Adviser or its affiliates (including its broker-dealer subsidiary) from soft dollar or other arrangements with the Fund. The Adviser explained that neither the Adviser nor any of its affiliates received significant indirect benefits from their relationship with the Fund. Based on the foregoing, the Board determined that the Adviser's profitability was not disproportionate to the services rendered, nor was it excessive in view of the Fund's performance.

After weighing the above factors, the Board, including the independent trustees, determined that the advisory agreements, including fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as they considered relevant in the exercise of their reasonable judgment.

Investment Adviser:         John A. Levin & Co., Inc.

       Distributor:         LEVCO Securities, Inc.
                            One Rockefeller Plaza, New York, NY 10020
     Administrator:         BISYS Fund Services Ohio, Inc.
                            3435 Stelzer Road, Columbus, OH 43219

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-910-3863.

A description of the Fund's policies and procedures regarding proxy voting relating to portfolio securities and information regarding how the Fund voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-910-3863; and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q for periods ending March 31 and September 30 are available, without charge, on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2.  CODE OF ETHICS.

     (a) NOT APPLICABLE.


  (c)(d) NOT APPLICABLE.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

INCLUDED IN REPORT IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NONE.

ITEM 11. CONTROLS AND PROCEDURES.

(a) THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES (AS DEFINED BY RULE 30a-3(c) UNDER THE INVESTMENT COMPANY ACT OF 1940) WERE EFFECTIVE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, BASED ON THEIR EVALUATION OF THE EFFECTIVENESS OF THE REGISTRANTS' DISCLOSURE CONTROLS AND PROCEDURES AS OF THE EVALUATION DATE.

(b) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a)(1)  NOT APPLICABLE.

         (a)(2)  CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

         (a)(3)  NOT APPLICABLE.

     (b) CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               LEVCO SERIES TRUST
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By (Signature and Title) /s/ Glenn A. Aigen
                         -------------------------------------------------------
                         Glenn A. Aigen, Chief Financial Officer and Treasurer
                         -------------------------------------------------------

Date  September 2, 2005
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         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/John A. Levin
                        --------------------------------------------------------
                        John A. Levin, and President
                        --------------------------------------------------------


Date  September 2, 2005
     -------------------------------

By (Signature and Title) /s/ Glenn A. Aigen
                        --------------------------------------------------------
                         Glenn A. Aigen, Chief Financial Officer and Treasurer
                        --------------------------------------------------------


Date  September 2, 2005
     -------------------------------